SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

                                 CIT Group Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                          001-31369                  65-1051192
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                    1 CIT Drive, Livingston, New Jersey 07039
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              (Address of registrant's principal executive offices)

Registrant's telephone number, including area code (973) 740-5000

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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

      The relevant documentation for CIT Group Inc.'s ("CIT") Floating Rate Senior Notes maturing September 22, 2006, issued on September 23, 2003, CUSIP number 125581AF5 in the aggregate principal amount of $200,000,000 (the "Notes"), provides for interest payments on the Notes to commence on December 22, 2004. The parties involved in the issuance intended for the initial interest payment date to be December 22, 2003 rather than December 22, 2004 as is reflected in the documentation. Since the issuance, Bloomberg has reported that the initial interest payment date would be December 22, 2003. In order to correct the error, CIT and the trustee plan to execute the appropriate documentation, and the first interest payment on the Notes was made on December 22, 2003. The remaining interest payment dates on the Notes will be quarterly on the 22nd day of March, June, September and December of each year commencing with March 22, 2004.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors is described in CIT's filings with the Securities and Exchange Commission, including its Transitional Report on Form 10-K for the period from October 1, 2002 to December 31, 2002. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CIT GROUP INC.
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                                                  (Registrant)

                                              By: /s/ Joseph M. Leone
                                                  ------------------------------
                                                  Joseph M. Leone
                                                  Vice Chairman and
                                                  Chief Financial Officer

Dated: December 23, 2003